UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    July 26, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.
On July 26, 2023 Albany International issued a news release reporting second quarter 2023 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Thursday July 27, 2023. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated July 26, 2023 reporting second-quarter 2023 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: July 26, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated July 26, 2023 reporting second-quarter 2023 financial results.
104	Inline XBRL cover page.

Exhibit 99.1

Albany International Reports Second-Quarter 2023 Results
ROCHESTER, N.H.--(BUSINESS WIRE)--July 26, 2023--Albany International Corp. (NYSE:AIN) today reported operating results for its second quarter of 2023, which ended June 30, 2023.

"We are reporting another strong quarter of operational results,” said Albany International President and Chief Executive Officer, Bill Higgins. "Our revenue of $274 million was up $13 million or approximately 5% year-over-year with growth across both business segments. I'm particularly pleased that revenue growth and operational execution in our businesses allows us to increase our guidance for 2023.

"We continue to advance our strategies for long-term value creation. During the quarter we announced our agreement to acquire Heimbach Group, a European producer of paper machine clothing which we expect to close in the second half of this year. With Heimbach, our broadened footprint will allow us to better serve customers in Europe and Asia. It's an exciting opportunity to create significant value for our shareholders as well as for our customers.

"Our Albany Engineered Composites team is on track to meeting short term growth and value deliverables. Longer term we are engaged with customers, demonstrating the capabilities of our proprietary 3D woven composites technology for applications in next-generation airframe, wing, and engine designs. We are investing our time and effort today to position for these long-term program opportunities," concluded Higgins.

For the second quarter ended June 30, 2023:
•Net revenues were $274.1 million, up 4.9%, or 4.8% after adjusting for currency translation, when compared to the prior year, due to year-over-year growth in revenues related to commercial programs within the Engineered Composites segment and revenue growth in all paper machine clothing grades within the Machine Clothing segment.
•Gross profit of $102.7 million was 2.1% higher than the $100.6 million reported for the same period of 2022; overall gross margin declined by 100 basis points, primarily due to higher contribution from the lower-margin Engineered Composites segment.
•Selling, Technical, General, and Research (STG&R) expenses were $57.1 million, compared to $49.9 million in the same period of 2022; the increase was driven by executive transition costs and professional service fees.
•Operating income was $45.5 million, compared to $50.7 million in the prior year, a decrease of 10.3%.
•Effective tax rate for the quarter was 42.8%, compared to 26.9% for the second quarter of 2022. The year-over-year increase was mainly due to unfavorable discrete tax adjustments recognized in the second quarter of 2023.
•Net income attributable to the Company was $26.7 million ($0.86 per share), compared to $39.2 million ($1.25 per share) in the second quarter of 2022; Adjusted earnings per share (or Adjusted EPS, a non-GAAP measure) was $0.90 per share, compared to $1.06 per share for the same period last year.
•Adjusted EBITDA (a non-GAAP measure) was $65.0 million, compared to $66.0 million in the second quarter of 2022, a decrease of 1.5%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

Outlook for Full-Year 2023
The Company has updated its guidance for the full year of 2023 as follows:
•Total company revenue between $1.040 and $1.070 billion, up $30 million on the low end and $20 million on the high end of the range;
•Effective income tax rate, including tax adjustments, between 32% and 33%, implying an effective tax rate between 28% and 30% in the second half of 2023;
•Total company depreciation and amortization between $72 and $74 million;
•Capital expenditures in the range of $85 to $95 million, $5 million lower;
•GAAP earnings per share between $3.07 and $3.67, up $0.02 on the low end and $0.12 on the high end of the range;
•Adjusted earnings per share between $3.15 and $3.75, raised by $0.05 on the low end and $0.15 on the high end of the range;
•Total company Adjusted EBITDA between $232 and $257 million, up $7 million on the low end of the range and $2 million on the top end of the range;
•Machine Clothing revenue between $610 and $620 million, increasing $20 million on the low end and $10 million on the high end of the range;
•Machine Clothing Adjusted EBITDA between $210 and $225 million, up $5 million on the low end of the range;
•Albany Engineered Composites (AEC) revenue between $430 and $450 million, up $10 million; and
•Albany Engineered Composites Adjusted EBITDA between $82 and $92 million, up $2 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net revenues	$274,123	$261,369	$543,219	$505,538
Cost of goods sold	171,419	160,776	341,197	313,341

Gross profit	102,704	100,593	202,022	192,197
Selling, general, and administrative expenses	46,760	39,745	95,239	82,452
Technical and research expenses	10,318	10,161	20,595	20,050
Restructuring expenses, net	125	(28)	145	226

Operating income	45,501	50,715	86,043	89,469
Interest expense/(income), net	3,106	3,933	6,396	7,542
Other (income)/expense, net	(4,511)	(7,045)	(4,966)	(10,973)

Income before income taxes	46,906	53,827	84,613	92,900
Income tax expense	20,080	14,458	30,701	25,456

Net income	26,826	39,369	53,912	67,444
Net income attributable to the noncontrolling interest	154	168	351	506
Net income attributable to the Company	$26,672	$39,201	$53,561	$66,938

Earnings per share attributable to Company shareholders - Basic	$0.86	$1.25	$1.72	$2.12

Earnings per share attributable to Company shareholders - Diluted	$0.85	$1.25	$1.71	$2.11

Shares of the Company used in computing earnings per share:
Basic	31,174	31,268	31,152	31,571

Diluted	31,269	31,378	31,243	31,668

Dividends declared per Class A share	$0.25	$0.21	$0.50	$0.42

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$300,916	$291,776
Accounts receivable, net	242,189	200,018
Contract assets, net	145,324	148,695
Inventories	151,360	139,050
Income taxes prepaid and receivable	8,473	7,938
Prepaid expenses and other current assets	55,538	50,962
Total current assets	$903,800	$838,439

Property, plant and equipment, net	451,986	445,658
Intangibles, net	31,842	33,811
Goodwill	179,257	178,217
Deferred income taxes	14,491	15,196
Noncurrent receivables, net	26,568	27,913
Other assets	99,204	103,021
Total assets	$1,707,148	$1,642,255

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$65,812	$69,707
Accrued liabilities	104,398	126,385
Current maturities of long-term debt	—	—
Income taxes payable	10,905	15,224
Total current liabilities	181,115	211,316

Long-term debt	487,000	439,000
Other noncurrent liabilities	107,781	108,758
Deferred taxes and other liabilities	15,533	15,638
Total liabilities	791,429	774,712

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; 40,842,023 issued in 2023 and 40,785,434 in 2022	41	41
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; none issued and outstanding in 2022; shares eliminated in 2023	—	—
Additional paid in capital	443,556	441,540
Retained earnings	969,292	931,318
Accumulated items of other comprehensive income:
Translation adjustments	(135,538)	(146,851)
Pension and postretirement liability adjustments	(17,423)	(15,783)
Derivative valuation adjustment	15,194	17,707
Treasury stock (Class A), at cost; 9,662,562 shares in 2023 and 9,674,542 shares in 2022	(364,665)	(364,923)
Total Company shareholders' equity	910,457	863,049
Noncontrolling interest	5,262	4,494
Total equity	915,719	867,543
Total liabilities and shareholders' equity	$1,707,148	$1,642,255

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2023	2022
OPERATING ACTIVITIES
Net income	$53,912	$67,444
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32,299	31,276
Amortization	3,018	3,598
Change in deferred taxes and other liabilities	1,787	2,596
Impairment of property, plant, equipment, and inventory	532	2,662
Non-cash interest expense	565	561
Compensation and benefits paid or payable in Class A Common Stock	2,274	2,447
Provision for credit losses from uncollected receivables and contract assets	493	1,326
Foreign currency remeasurement (gain) on intercompany loans	(3,198)	(1,260)
Fair value adjustment on foreign currency options	(123)	(381)

Changes in operating assets and liabilities that provided/(used) cash:
Accounts receivable	(40,131)	(14,407)
Contract assets	4,606	(23,868)
Inventories	(9,174)	(21,135)
Prepaid expenses and other current assets	(2,700)	(4,474)
Income taxes prepaid and receivable	(381)	(60)
Accounts payable	(5,255)	7,476
Accrued liabilities	(21,570)	(11,745)
Income taxes payable	(4,943)	(7,739)
Noncurrent receivables	1,705	1,864
Other noncurrent liabilities	(1,922)	(3,252)
Other, net	2,881	4,784
Net cash provided by operating activities	14,675	37,713

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(34,899)	(35,659)
Purchased software	(72)	(366)
Net cash used in investing activities	(34,971)	(36,025)

FINANCING ACTIVITIES
Proceeds from borrowings	61,000	135,000
Principal payments on debt	(13,000)	—
Principal payments on finance lease liabilities	—	(654)
Purchase of Treasury shares	—	(84,780)
Taxes paid in lieu of share issuance	(3,136)	(770)
Proceeds from options exercised	—	7
Dividends paid	(15,570)	(13,399)
Net cash provided by financing activities	29,294	35,404

Effect of exchange rate changes on cash and cash equivalents	142	(18,258)

Increase in cash and cash equivalents	9,140	18,834
Cash and cash equivalents at beginning of period	291,776	302,036
Cash and cash equivalents at end of period	$300,916	$320,870

The following table presents the reconciliation of Net revenues to net revenues excluding the effect of changes in currency translation rates, a non-GAAP measure:

(in thousands, except percentages)	Net revenues as reported, Q2 2023	(Decrease)/increase due to changes in currency translation rates	Q2 2023 revenues on same basis as Q2 2022 currency translation rates	Net revenues as reported, Q2 2022	% Change compared to Q2 2022, excluding currency rate effects
Machine Clothing	$159,217	$(878)	$160,095	$151,670	5.6%
Albany Engineered Composites	114,906	1,072	113,834	109,699	3.8%
Consolidated total	$274,123	$194	$273,929	$261,369	4.8%

(in thousands, except percentages)	Net revenues as reported, YTD 2023	(Decrease) due to changes in currency translation rates	YTD 2023 revenues on same basis as 2022 currency translation rates	Net revenues as reported, YTD 2022	% Change compared to 2022, excluding currency rate effects
Machine Clothing	$312,439	$(4,346)	$316,785	$305,732	3.6%
Albany Engineered Composites	230,780	(424)	231,204	199,806	15.7%
Consolidated total	$543,219	$(4,770)	$547,989	$505,538	8.4%

The following table presents Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q2 2023	Gross profit margin, Q2 2023	Gross profit, Q2 2022	Gross profit margin, Q2 2022
Machine Clothing	$80,919	50.8%	$78,857	52.0%
Albany Engineered Composites	21,785	19.0%	21,736	19.8%
Consolidated total	$102,704	37.5%	$100,593	38.5%

(in thousands, except percentages)	Gross profit, YTD 2023	Gross profit margin, YTD 2023	Gross profit, YTD 2022	Gross profit margin, YTD 2022
Machine Clothing	$158,774	50.8%	$158,202	51.7%
Albany Engineered Composites	43,248	18.7%	33,995	17.0%
Consolidated total	$202,022	37.2%	$192,197	38.0%

A reconciliation from Net income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended June 30, 2023
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$53,726	$8,668	$(35,568)	$26,826
Interest expense/(income), net	—	—	3,106	3,106
Income tax expense	—	—	20,080	20,080
Depreciation and amortization expense	4,931	12,072	947	17,950
EBITDA (non-GAAP)	58,657	20,740	(11,435)	67,962
Restructuring expenses, net	125	—	—	125
Foreign currency revaluation (gains)/losses (a)	566	133	(4,185)	(3,486)
Acquisition/integration costs	—	271	363	634
Pre-tax (income) attributable to noncontrolling interest	—	(212)	—	(212)
Adjusted EBITDA (non-GAAP)	$59,348	$20,932	$(15,257)	$65,023
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	37.3%	18.2%	—	23.7%

Three months ended June 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$54,861	$9,535	$(25,027)	$39,369
Interest expense/(income), net	—	—	3,933	3,933
Income tax expense	—	—	14,458	14,458
Depreciation and amortization expense	4,880	11,450	782	17,112
EBITDA (non-GAAP)	59,741	20,985	(5,854)	74,872
Restructuring expenses, net	(30)	—	2	(28)
Foreign currency revaluation (gains)/losses (a)	(1,816)	210	(7,271)	(8,877)
Acquisition/integration costs	—	269	—	269
Pre-tax (income) attributable to noncontrolling interest	—	(205)	—	(205)
Adjusted EBITDA (non-GAAP)	$57,895	$21,259	$(13,123)	$66,031
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	38.2%	19.4%	—	25.3%

Six months ended June 30, 2023
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$102,690	$18,086	$(66,864)	$53,912
Interest expense/(income), net	—	—	6,396	6,396
Income tax expense	—	—	30,701	30,701
Depreciation and amortization expense	9,706	23,736	1,875	35,317
EBITDA (non-GAAP)	112,396	41,822	(27,892)	126,326
Restructuring expenses, net	145	—	—	145
Foreign currency revaluation (gains)/losses (a)	2,526	—	(4,125)	(1,599)
Acquisition/integration costs	—	540	363	903
Pre-tax (income) attributable to noncontrolling interest	—	(401)	—	(401)
Adjusted EBITDA (non-GAAP)	$115,067	$41,961	$(31,654)	$125,374
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues-non-GAAP)	36.8%	18.2%	—	23.1%

Six months ended June 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$104,505	$10,730	$(47,791)	$67,444
Interest expense/(income), net	—	—	7,542	7,542
Income tax expense	—	—	25,456	25,456
Depreciation and amortization expense	9,803	23,489	1,582	34,874
EBITDA (non-GAAP)	114,308	34,219	(13,211)	135,316
Restructuring expenses, net	213	—	13	226
Foreign currency revaluation (gains)/losses (a)	(759)	633	(11,011)	(11,137)
Dissolution of business relationships in Russia	1,787	—	781	2,568
Acquisition/integration costs	—	551	—	551
Pre-tax (income) attributable to noncontrolling interest	—	(457)	—	(457)
Adjusted EBITDA (non-GAAP)	$115,549	$34,946	$(23,428)	$127,067
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues-non-GAAP)	37.8%	17.5%	—	25.1%

Per share impact of the adjustments to earnings per share are as follows:

Three months ended June 30, 2023 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$125	$31	$94	$0.00
Foreign currency revaluation (gains)/losses (a)	(3,486)	(1,034)	(2,452)	(0.08)
Withholding tax related to internal restructuring	—	(3,026)	3,026	0.10
Acquisition/integration costs	634	158	476	0.02

Three months ended June 30, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$(28)	$(4)	$(24)	$0.00
Foreign currency revaluation (gains)/losses (a)	(8,877)	(2,492)	(6,385)	(0.20)
Dissolution of business relationships in Russia	—	—	—	0.00
Acquisition/integration costs	269	80	189	0.01

Six months ended June 30, 2023 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$145	$35	$110	$0.00
Foreign currency revaluation (gains)/losses (a)	(1,599)	(481)	(1,118)	(0.04)
Withholding tax related to internal restructuring	—	(3,026)	3,026	0.10
Acquisition/integration costs	903	235	668	0.02

Six months ended June 30, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$226	$69	$157	$0.01
Foreign currency revaluation (gains)/losses (a)	(11,137)	(3,135)	(8,002)	(0.25)
Dissolution of business relationships in Russia	2,568	332	2,236	0.07
Acquisition/integration costs	551	164	387	0.02

The following table provides a reconciliation of Earnings per share to Adjusted Earnings per share:

	Three months ended June 30,		Six months ended June 30,
Per share amounts (Basic)	2023	2022	2023	2022
Earnings per share (GAAP)	$0.86	$1.25	$1.72	$2.12
Adjustments, after tax:
Restructuring expenses, net	—	—	—	0.01
Foreign currency revaluation (gains)/losses (a)	(0.08)	(0.20)	(0.04)	(0.25)
Withholding tax related to internal restructuring	0.10	—	0.10	—
Acquisition/ integration costs	0.02	0.01	0.02	0.02
Dissolution of business relationships in Russia	—	—	—	0.07
Adjusted Earnings per share (non-GAAP)	$0.90	$1.06	$1.80	$1.97

The calculations of net debt are as follows:

(in thousands)	June 30, 2023	December 31, 2022	June 30, 2022
Current maturities of long-term debt	$—	$—	$—
Long-term debt	487,000	439,000	485,000
Total debt	487,000	439,000	485,000
Cash and cash equivalents	300,916	291,776	320,870
Net debt (non-GAAP)	$186,084	$147,224	$164,130

The calculation of net leverage ratio as of June 30, 2023 is as follows:

Total Company
	Twelve months ended	Six months ended		Trailing twelve months ended
(in thousands)	December 31, 2022	June 30, 2022	June 30, 2023	June 30, 2023 (non-GAAP) (b)
Net income/(loss) (GAAP)	$96,508	$67,444	$53,912	$82,976
Interest expense/(income), net	14,000	7,542	6,396	12,854
Income tax expense	35,472	25,456	30,701	40,717
Depreciation and amortization expense	69,049	34,874	35,317	69,492
EBITDA (non-GAAP)	215,029	135,316	126,326	206,039
Restructuring expenses, net	106	226	145	25
Foreign currency revaluation (gains)/losses (a)	(9,829)	(11,137)	(1,599)	(291)
Dissolution of business relationships in Russia	2,275	2,568	—	(293)
Pension settlement expense	49,128	—	—	49,128
IP address sales	(3,420)	—	—	(3,420)
Acquisition/integration costs	1,057	551	903	1,409
Pre-tax (income) attributable to noncontrolling interest	(817)	(457)	(401)	(761)
Adjusted EBITDA (non-GAAP)	$253,529	$127,067	$125,374	$251,836

(in thousands, except for net leverage ratio)	June 30, 2023
Net debt (non-GAAP)	$186,084
Trailing twelve months Adjusted EBITDA (non-GAAP)	251,836
Net leverage ratio (non-GAAP)	0.74

(a) Foreign currency revaluation (gains)/losses represent unrealized gains and losses arising from the remeasurement of monetary assets and liabilities denominated in non-functional currencies on the balance sheet date.

(b) Calculated as amounts incurred during the twelve months ended December 31, 2022, less those incurred during the six months ended June 30, 2022, plus those incurred during the six months ended June 30, 2023.

The tables below provide a reconciliation of forecasted full-year 2023 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures.

Forecast of Full Year 2023 Adjusted EBITDA	Machine Clothing		AEC
(in millions)	Low	High	Low	High
Net income attributable to the Company (GAAP) (c)	$187	$202	$33	$42
Income attributable to the noncontrolling interest	—	—	—	—
Interest expense/(income), net	—	—	—	—
Income tax expense	—	—	—	—
Depreciation and amortization	20	20	48	49
EBITDA (non-GAAP)	207	222	81	91
Restructuring expenses, net (d)	—	—	—	—
Foreign currency revaluation (gains)/losses (d)	3	3	—	—
Acquisition/integration costs (d)	—	—	1	1
Pre-tax (income)/loss attributable to non-controlling interest	—	—	—	—
Adjusted EBITDA (non-GAAP)	$210	$225	$82	$92
(c) Interest, Other income/expense and Income taxes are not allocated to the business segments

Forecast of Full Year 2023 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP)	$96	$115
Income attributable to the noncontrolling interest	—	—
Interest expense/(income), net	16	15
Income tax expense	47	56
Depreciation and amortization	74	72
EBITDA (non-GAAP)	233	258
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	(2)	(2)
Acquisition/integration costs (d)	1	1
Pre-tax (income)/loss attributable to non-controlling interest	—	—
Adjusted EBITDA (non-GAAP)	$232	$257

	Total Company
Forecast of Full Year 2023 Earnings per share (basic) (e)	Low	High
Net income attributable to the Company (GAAP)	$3.07	$3.67
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	(0.04)	(0.04)
Withholding tax related to internal restructuring	0.10	0.10
Acquisition/integration costs (d)	0.02	0.02
Adjusted Earnings per share (non-GAAP)	$3.15	$3.75

(d) Due to the uncertainty of these items, we are unable to forecast these items for 2023
(e) Calculations based on weighted average shares outstanding estimate of approximately 31.2 million

About Albany International Corp.
Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of custom-designed, consumable belts essential for the manufacture of all grades of paper products. Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 23 facilities in 11 countries, employs more than 4,200 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, that should not be considered in isolation or as a substitute for the related GAAP measures. Such non-GAAP measures include net revenues and percent change in net revenues, excluding the impact of currency translation effects; EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin; Net debt; Net leverage ratio; and Adjusted earnings per share (or Adjusted EPS). Management believes that these non-GAAP measures provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net revenues and change in Net revenues, after currency effects are excluded, provides management and investors insight into underlying revenues trends. Net revenues, or percent changes in net revenues, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA (calculated as net income excluding interest, income taxes, depreciation and amortization), Adjusted EBITDA, and Adjusted EPS are performance measures that relate to the Company’s continuing operations. The Company defines Adjusted EBITDA as EBITDA excluding costs or benefits that are not reflective of the Company’s ongoing or expected future operational performance. Such excluded costs or benefits do not consist of normal, recurring cash items necessary to generate revenues or operate our business. Adjusted EBITDA margin represents Adjusted EBITDA expressed as a percentage of net revenues.

The Company defines Adjusted EPS as basic earnings per share (GAAP), adjusted by the after tax per share amount of costs or benefits not reflective of the Company’s ongoing or expected future operational performance. The income tax effects are calculated using the applicable statutory income tax rate of the jurisdictions where such costs or benefits were incurred or the effective tax rate applicable to total company results.

The Company’s Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EPS may not be comparable to similarly titled measures of other companies.

Net debt aids investors in understanding the Company’s debt position if all available cash were applied to pay down indebtedness.

Net leverage ratio informs the investors of the Company's financial leverage at the end of the reporting period, providing an indicator of the Company's ability to repay its debt.

We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic conditions, including inflationary cost pressures, as well as global events, which include but are not limited to, the ongoing COVID-19 pandemic and the Russia-Ukraine military conflicts; paper-industry trends and conditions during 2023 and in future years; expectations in 2023 and in future periods of revenues, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net revenues), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the revenues growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contacts
John Hobbs
603-330-5897
john.hobbs@albint.com